Exhibit 99.1

1.2. Notice of Stockholder Business and Nominations.

1.2.1. Annual Meetings of Stockholders.

(a) Nominations of persons for election to the board of directors of the Company and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) by or at the direction of the board of directors or the chairman of the board, or (ii) by any stockholder of the Company who is entitled to vote at the meeting, who complies with the notice procedures set forth in clauses (b) and (c) of this Section 1.2.1 and who was a stockholder of record at the time such notice is delivered to the secretary or any assistant secretary of the Company; clause (ii) shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and included in the Company’s notice of meeting) before an annual meeting of stockholders.

(b) Without qualification, for any nominations or any other business to be properly brought before an annual meeting by a stockholder, pursuant to clause (ii) of paragraph (a) of this Section 1.2.1, the stockholder must have given timely notice thereof, in proper form, in writing to the secretary or any assistant secretary of the Company and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the secretary or any assistant secretary at the principal executive offices of the Company not less than ninety days nor more than one hundred and twenty days prior to the first anniversary of the preceding year’s annual meeting; provided, that if the date of the annual meeting is advanced by more than thirty days or delayed by more than seventy days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than one hundred and twenty days prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made. In no event shall any adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. To be in proper form, such stockholder’s notice (whether given pursuant to this Section 1.2.1(b) or 1.2.2) shall set forth: (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and Rule 14a-11 thereunder, in each case including any successor Rule or Regulation thereto, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of any beneficial owner on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and any beneficial owner on whose behalf the nomination or proposal is made (A) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (B) the class and number of shares of the Company which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, (C) a description of any proxy, contract, agreement, arrangement or understanding between or among such stockholder and any such beneficial owner, any of their respective affiliates or associates, and any other person or persons in connection with the proposal of such nomination or other business, (D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profits interests, options, warrants, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to mitigate loss to, manage risk or benefits of share price changes for, or increase or decrease the voting power of, such stockholder or any such beneficial owners with respect to the Company’s securities, (E) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting to bring such nomination or other business before the meeting and (F) a representation as to whether such stockholder or any such beneficial owner intends or is part of a group that intends to (x) delivery a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Company’s outstanding capital stock required to approve or adopt the proposal or to elect each such nominee and/or (y) otherwise to solicit proxies from stockholders in support of such a proposal. The information required under clauses (iii)(B), (C) and (D) of the preceding sentence of this Section 1.2.1(b) shall be supplemented by such stockholder and any such beneficial owner promptly, and in no event later than 3 business days following the any change to the information required under such clauses.

(c) Notwithstanding anything in the second sentence of Section 1.2.1(b) of this bylaw to the contrary, in the event that the number of directors to be elected to the board of directors of the Company is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased board of directors made by the Company at least one hundred days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice under this paragraph shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Company not later than the close of business on the tenth day following the day on which such public announcement is first made by the Company.

1.2.2. Special Meetings of Stockholders. Only such business as shall have been brought before the special meeting of the stockholders pursuant to the Company’s notice of meeting pursuant to Section 1.1.6 of this bylaw shall be conducted at such meeting. Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Company’s notice of meeting (i) by or at the direction of the board of directors or (ii) by any stockholder of the Company who is entitled to vote at the meeting, who complies with the notice procedures set forth herein and who is a stockholder of record at the time such notice is delivered to the secretary of the Company. Nominations by stockholders of persons for election to the board of directors may be made at such special meeting of stockholders if the stockholder’s notice as required by Section 1.2.1(b) of this bylaw shall be delivered to the secretary at the principal executive offices of the Company not earlier than the one hundred and twentieth day prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting or, if the first public announcement of the date of such special meeting is less than one hundred days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall any adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

1.2.3. General.

(a) Only persons who are nominated in accordance with the procedures set forth in this bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this bylaw. Except as otherwise provided by law, the Certificate of Incorporation or herein, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this bylaw and, if any proposed nomination or business is not in compliance with this bylaw, to declare that such defective proposal or nomination shall be disregarded.

(b) For purposes of this bylaw, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act.

(c) Notwithstanding the foregoing provisions of this bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this bylaw shall be deemed to affect any right of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.